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                                                                    Exhibit 10.3








                          REGISTRATION RIGHTS AGREEMENT


                          DATED AS OF FEBRUARY 20, 1997


                             SUMMIT PROPERTIES INC.


                          COMMON STOCK, $.01 PAR VALUE




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                          REGISTRATION RIGHTS AGREEMENT



            This Registration Rights Agreement is made and entered into as of February 20, 1997, by and among Summit Properties Inc., a Maryland corporation (the "Company"), The Northwestern Mutual Life Insurance Company, a Wisconsin corporation ("NML"), J. Ronald Terwilliger, J. Ronald Terwilliger Grantor Trust, Crow Residential Realty Investors, L.P., a Texas limited partnership, Douglas A. Hoeksema, Randy J. Pace, Clifford A. Breining, TCF Residential Partnership, Ltd., a Texas limited partnership, and Trammell S. Crow (NML and each such other Person listed above (other than the Company), together with any other Accredited Investor (as defined below) or, subject to Section 10(o) hereof, heir or devisee, to whom NML or any such other Person may transfer the Common Stock (as defined below), other than in a transfer made pursuant to the Shelf Registration Statement (as defined below), and/or SPP Units (as defined below) held by it without violation of applicable federal securities laws and, with respect to transfers of SPP Units, in compliance with the SPP Partnership Agreement (as defined below), shall be referred to herein individually as a "Holder," and collectively as the "Holders").

            This Agreement is made pursuant to the Joint Venture Interest Purchase Agreement, dated February 20, 1997 (the "Purchase Agreement"), between the Company, Summit Properties Partnership, L.P., a Delaware limited partnership ("SPP"), NML and TCR Sand Lake Limited Partnership, a Texas limited partnership ("Sand Lake"). The Purchase Agreement contemplates the acquisition by the Company and SPP of the partnership interests in Sand Lake Joint Venture currently held by NML and Sand Lake in exchange for a combination of cash, Common Stock and SPP Units, and the assumption of certain indebtedness. The Purchase Agreement also contemplates that Sand Lake will distribute to its partners the Common Stock and/or SPP Units to be received by Sand Lake. In order to induce NML and Sand Lake to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement to the Holders for their respective benefit. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

            The parties hereto hereby agree as follows:

            1. DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

            ACCREDITED INVESTOR: As defined in Rule 501(a) promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

            ADVICE:  As defined in Section 2(d) hereof.



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            AFFILIATE: An affiliate of any specified Person (and its
correlative, "affiliated," when used with respect to any Person) shall mean any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with, such specified Person. For the purposes of this definition, "control" (and its correlatives, "controlled" and "controlling"), when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

            AGREEMENT: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

            BUSINESS DAY: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

            CLOSING DATE: February 20, 1997, or such other date as mutually agreed upon by NML, Sand Lake, SPP and the Company.

            COMMON STOCK: The shares of Common Stock, $.01 par value per share, of the Company, (i) to be delivered on the Closing Date to each Initial Holder who so elects pursuant to Section 4.3(iii) of the Purchase Agreement, or (ii) issuable upon conversion of the SPP Units, in either case, together with any additional Common Stock received by the Holders from time to time as the result of any stock split, stock dividend, recapitalization, combination or similar event.

            COMPANY:  As defined in the first paragraph hereof.

            CONTROLLING PERSON:  As defined in Section 5(a) hereof.

            EFFECTIVENESS PERIOD:  As defined in Section 2(a) hereof.

            EFFECTIVENESS TARGET DATE:  The 90th day following the Closing Date.

            EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

            EXCHANGE ACT REPORTS: All filings (including, but not limited to, all forms, statements, reports and agreements, and all documents, exhibits, amendments and supplements appertaining thereto) required to be made by the Company to the SEC under the Exchange Act from January 1, 1996 through the Closing Date.

            FILING DATE:  The 45th day after the Closing Date.

            GOVERNMENTAL AUTHORITY: The government of the United States of America or any state or other political subdivision of the United States or any state, or any jurisdiction in which the Company, SPP or any of their subsidiaries conducts all or any part of their respective



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businesses, or which asserts jurisdiction over any properties of any such
Persons; or any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

            HOLDER(S):  As defined in the first paragraph hereof.

            INDEMNIFIED PERSON:  As defined in Section 5(a) hereof.

            INITIAL HOLDER(S): Each Holder that is a signatory to this Agreement.

            MATERIAL ADVERSE EFFECT: A material adverse effect on the business, operations, affairs, financial condition, assets or properties of the Company, SPP and their subsidiaries, taken as a whole.

            NML:  As defined in the first paragraph hereof.

            NYSE:  The New York Stock Exchange.

            PERSON: An individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

            PROSPECTUS: The prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of the effective Shelf Registration Statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the resale of any of the Common Stock covered by such Shelf Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments.

            PURCHASE AGREEMENT:  As defined in the second paragraph hereof.

            RULE 12b-25: Rule 12b-25 promulgated by the SEC pursuant to the Exchange Act, as such Rule may be amended from time to time, or any successor rule or regulation.

            RULE 144: Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

            RULE 158: Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

            RULE 415: Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

            RULE 424: Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.


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            RULE 430A: Rule 430A promulgated by the SEC pursuant to the
Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

            SAND LAKE: As defined in the second paragraph hereof.

            SEC: The Securities and Exchange Commission.

            SPP: As defined in the second paragraph hereof.

            SPP PARTNERSHIP AGREEMENT: The Agreement of Limited Partnership of Summit Properties Partnership, L.P., dated January 24, 1994, as amended.

            SPP UNITS: The SPP limited partnership interests (each such interest being denominated in units) to be delivered on the Closing Date to each Initial Holder who so elects pursuant to Section 4.3(iii) of the Purchase Agreement, together with any additional SPP Units received by the Holders from time to time as the result of any unit split, unit dividend, recapitalization, combination or similar event.

            SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

            SHELF REGISTRATION STATEMENT: The registration statement of the Company filed on Form S-3 under the Securities Act with the SEC for the offer and sale by the Holders, on a continuous or delayed basis pursuant to Rule 415, of any or all of the Common Stock pursuant to the provisions of this Agreement, including the Prospectus, together with amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, and all exhibits to such registration statement.

            2.    SHELF REGISTRATION.

            (a) FILING AND EFFECTIVENESS. The Company agrees to file with the SEC as soon as practicable after the Closing Date, but in no event later than the Filing Date, the Shelf Registration Statement. The plan of distribution by the Holders of the Common Stock contained in the Shelf Registration Statement shall reflect the manner or manners of resale reasonably designated by one or more Holders. The Company shall not permit any securities other than the Common Stock to be included in the Shelf Registration Statement, except as provided in
Section 10(d) hereof. The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective pursuant to the Securities Act by the Effectiveness Target Date and, once it is effective, shall keep the Shelf Registration Statement continuously effective under the Securities Act and usable by the Holders for the resale of the Common Stock until the earlier of
(i) the third anniversary of the Closing Date, (ii) the date on which all of the Common Stock has been disposed of by the Holders in accordance with the Shelf Registration Statement, pursuant to Rule 144 or otherwise, or (iii) the date on which all the Common Stock that has not previously been disposed of by the Holders is saleable pursuant to Rule 144(k), the Company has delivered to the




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Holders a written opinion of its general counsel to such effect and the Company has removed all legends from such Common Stock restricting the transfer thereof, in any case, as extended pursuant to Sections 2(d) and 3(a) hereof (the "Effectiveness Period").

            (b) SUPPLEMENTS AND AMENDMENTS. Subject to Section 2(d) hereof, the Company shall keep the Shelf Registration Statement continuously effective by supplementing and amending the Shelf Registration Statement as required by the rules, regulations or instructions applicable to the Shelf Registration Statement and as required by the Securities Act.

            (c) SELLING SECURITYHOLDER INFORMATION. The Company may require each Holder to furnish to the Company such information regarding the Holder and the distribution of the Common Stock by the Holder as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. Each Holder severally agrees to furnish to the Company all information required to be disclosed by it in the Shelf Registration Statement pursuant to the Securities Act in order to make the information previously furnished to the Company by such Holder not misleading.

            (d) SUSPENSION OF SALES. The Company may, upon written notice to a Holder, suspend such Holder's use of the Prospectus (which is a part of the Shelf Registration Statement) for a reasonable period of time (not to exceed 90 days for all such suspensions in any consecutive 12-month period) if: (i) the Company is in possession of material non-public information, (ii) the Board of Directors of the Company determines (based on advice of counsel) that such suspension is necessary in order to avoid a requirement to disclose such material non-public information, and (iii) the Board of Directors of the Company determines in good faith that disclosure of such material non-public information is not in the best interests of the Company. Each Holder severally agrees that upon receipt of any written notice from the Company of the happening of any event of the kind described in Sections 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(c)(v) hereof, such Holder will forthwith discontinue disposition of the Common Stock covered by the Shelf Registration Statement or Prospectus (other than in lawful transactions exempt from the registration requirements under the Securities Act) until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof, if applicable, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed. In the event that the Company shall give any such written notice contemplated by this Section 2(d), the Effectiveness Period shall be extended by the number of days during the period from and including the date of the giving of such written notice to and including the date when such Holder shall have received copies of the supplemented or amended Prospectus contemplated by
Section 3(j) hereof or shall have received the Advice; provided, however, that no such extension shall apply if the notice is given pursuant to this Section 2(d) as a result of a change in the Holders or any information provided by the Holders for inclusion in the Shelf Registration Statement or Prospectus.

            (e)   COMPLIANCE. Except when a suspension of trading pursuant to
Section 2(d) is in effect, the Company shall take such action as may be necessary so that (i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein



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by reference in each case) complies in all material respects with the applicable requirements of the Securities Act and the Exchange Act, (ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective and at all times thereafter, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

            3. ADDITIONAL UNDERTAKINGS. In addition to the Company's registration obligations hereunder, the Company shall:

            (a) No fewer than five Business Days prior to the initial filing of the Shelf Registration Statement or Prospectus with the SEC and no fewer than two Business Days prior to the filing of any amendment or supplement thereto with the SEC, furnish to each Holder copies of all such documents proposed to be filed. The Company shall not file any such Shelf Registration Statement or any Prospectus or any amendments or supplements thereto to which any Holder shall reasonably object on a timely basis. Should such Holder's timely reasonable objection to such Shelf Registration Statement, Prospectus or any amendments or supplements thereto be based on the failure of the Company to reflect in such document information with respect to the Holder that was previously provided to the Company, the Effectiveness Period shall be extended by the number of days the filing with the SEC is delayed.

            (b) Subject to Section 2(d) hereof, prepare and file with the SEC such amendments, including post-effective amendments, to the Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective during the Effectiveness Period; and cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 with respect to the disposition of any Common Stock;

            (c) Notify the Holders promptly (and in the case of an event specified by clause (i)(A) of this paragraph, in no event fewer than two Business Days prior to such filing), and (if requested by any such Person), confirm such notice in writing: (i)(A) when a Prospectus or any Prospectus supplement or any amendment to the Shelf Registration Statement is proposed to be filed, and (B) with respect to the Shelf Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request of the SEC or any other federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information related thereto, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of the Shelf Registration Statement or the Prospectus or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Stock for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the existence of any fact or the happening




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of any event (without any obligation to disclose to the Holders any material non-public information about the fact or event itself at the time of the notice) that makes any statement made in such Shelf Registration Statement or the Prospectus untrue in any material respect, or that requires the making of any changes in such Shelf Registration Statement or such Prospectus so that in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the Prospectus, such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of any suspension in trading or delisting of the Common Stock by the NYSE;

            (d) If issued, use best efforts to, as promptly as practical, obtain the withdrawal of any order enjoining or suspending the use or effectiveness of the Shelf Registration Statement or the Prospectus, or any suspension of the qualification (or exemption from qualification) of any of the Common Stock for sale in any jurisdiction, or any suspension in trading of the Common Stock by the NYSE;

            (e) Subject to Section 2(c) hereof, if reasonably requested by any Holder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information regarding the Holder or the plan of distribution as such Holder requests be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to include in any such Prospectus supplement or post-effective amendment to the Shelf Registration Statement information that it reasonably believes is materially misleading or would result in a material omission in the absence of additional information or take any other action pursuant to this
Section 3(e) that it reasonably believes is prohibited by applicable law;

            (f) Furnish to each Holder, without charge, at least one conformed copy of the effective Shelf Registration Statement and each effective amendment thereto, including financial statements, schedules, exhibit indices and all documents incorporated therein by reference (but excluding all exhibits), and promptly following the filing of any Company Form 10-K, Form 10-Q or Form 8-K that is incorporated by reference into the Shelf Registration Statement or the Prospectus subsequent to the effective date of the Shelf Registration Statement, provide copies of such documents (including exhibit indices but excluding exhibits) to each Holder.

            (g) Deliver to each Holder, without charge, up to ten copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder reasonably requests; and, unless the Company shall have given written notice to such Holder pursuant to Section 2(d) hereof, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Common Stock covered by such Prospectus and any amendment or supplement thereto;



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            (h)   At any time the Common Stock is not listed on the NYSE, use best efforts to register or qualify, or cooperate with each Holder in connection with the registration or qualification (or exemption from such registration or qualification) of, the Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder reasonably requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and do any and all other acts or things necessary to enable the disposition in such jurisdictions of the Common Stock covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action that would subject it to general service of process (other than as to matters and transactions relating to the Shelf Registration Statement, the Prospectus and the offering and sale of the Common Stock) in any such jurisdiction where it is not then so subject;

            (i) In connection with any sale or transfer of the Common Stock, cooperate with the Holders to (A) facilitate the timely preparation and delivery of certificates representing Common Stock to be sold, which certificates shall not bear any restrictive legends if sold pursuant to the Shelf Registration Statement and the Prospectus or Rule 144, and (B) ensure that such Common Stock is in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Common Stock;

            (j) Subject to Section 2(d) hereof, upon the occurrence of any event contemplated by Sections 3(c)(ii) or 3(c)(v) hereof, as promptly as practicable, prepare an amendment to the Shelf Registration Statement or a supplement or amendment to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, as thereafter delivered, such Prospectus will not contain an untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (k) Make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 no later than 45 days (60 days should the Company avail itself of Rule 12b-25) after the end of any 12-month period (or 90 days (105 days should the Company avail itself of Rule 12b-25) after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter after the effective date of the Shelf Registration Statement, which statement shall cover said period, consistent with the requirements of and definitions contained in Rule 158;

            (l) On or prior to the Closing Date file a supplemental listing application for the Common Stock with the NYSE and cause all the Common Stock to be listed for trading (or reserved for listing in the case of the Common Stock to be issued upon conversion of the SPP Units) on the NYSE as promptly as practical thereafter (but no later than the Filing Date); maintain throughout the Effectiveness Period the listing of its common stock (including the



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Common Stock upon approval by the NYSE of the supplemental listing application)
for trading on the NYSE; and deliver to the NYSE and any other exchange on which the Common Stock is listed for trading, simultaneously with its filing with the SEC, a copy of each Prospectus and each supplement or amendment thereto;

            (m) At the request of any Holder who is not an affiliate of the Company and who has not been such an affiliate for a period of at least three months prior to such request, made at any time after the Common Stock held by such Holder may be sold pursuant to Rule 144(k), issue to such Holder in exchange for any certificate for Common Stock owned by such Holder that bears a legend restricting transfer, a new certificate for such Common Stock with no legend restricting transfer.

            4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not the Common Stock is offered or sold pursuant to the Shelf Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filings fees (including without limitation, fees and expenses incurred by the Company
(A) with respect to filings required to be made with the SEC, and (B) in compliance with securities or blue sky laws) and (ii) the fees and expenses incurred by the Company in connection with the listing of the Common Stock on the NYSE.

            5.    INDEMNIFICATION.

            (a) The Company agrees to indemnify and hold harmless (i) each Holder, (ii) each Person who is deemed to be an underwriter under the Securities Act as a result of selling Common Stock on behalf of a Holder, other than pursuant to a best efforts or firmly underwritten offering, (iii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder or any deemed underwriter (any of the Persons referred to in this clause (iii) being hereinafter referred to as a "Controlling Person"), and (iv) the respective officers, directors, trustees, partners, employees, representatives and agents of each Holder, each deemed underwriter or any Controlling Person (any Person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an "Indemnified Person"), from and against any and all losses, claims, damages, liabilities, reasonable expenses and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, the Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus or in any document incorporated by reference in any thereof or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, preliminary Prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading; provided, however, that the Company shall have no liability hereunder insofar as such losses, claims, damages, liabilities, reasonable expenses or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with information relating to the Holders and furnished in writing to the Company by or on behalf of such Holders expressly for use therein; provided, further, that the foregoing indemnity shall not inure to the benefit of a



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Holder (or related Indemnified Person) if (i) such untrue statement or omission or alleged untrue statement or omission is remedied in a supplement or amendment to the Prospectus, (ii) a copy of such Prospectus as supplemented or amended shall have been furnished to the Holder by the Company in a timely manner, and
(iii) such Holder failed to send or give a copy of such Prospectus as supplemented or amended at or prior to the time such action is required by the Securities Act to the Person claiming an untrue statement or omission or alleged untrue statement or omission.

            (b) In case any action shall be brought against any Indemnified Person, based upon the Shelf Registration Statement or the Prospectus or any amendment or supplement thereto or any document incorporated by reference in any thereof and with respect to which the Indemnified Person is entitled to seek indemnity against the Company pursuant to Section 5(a) hereof, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person; provided, however, that the Company shall pay the reasonable fees and documented expenses of up to two counsel selected by the Holders if, (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) such Indemnified Person or Persons shall have been advised by counsel that there is a conflict between the positions of the Company and of the Indemnified Person or, as a condition to the Company's obligation to pay for more than one counsel, there is a conflict among Indemnified Persons in conducting the defense of such action or proceeding (in which case the Company shall not have the obligation to assume the defense of such action on behalf of such Indemnified Person). The Company shall not be liable for any settlement of any such action effected without its written consent (the granting of such consent to be at the reasonable discretion of the Company), but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement, but only to the extent required by Section 5(a) hereof. The Company shall not, without the prior written consent of the Indemnified Person (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Person is a party, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

            (c) In connection with the Shelf Registration Statement, each Holder agrees, severally and not jointly, to indemnify and hold harmless (i) the Company, (ii) any Person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the respective officers, directors, trustees, partners, employees, representatives and agents of the Company or any Person controlling the Company, to the same extent as the foregoing indemnity from the Company to each Indemnified Person but only with reference to information furnished in writing by or on behalf of such Holder expressly for use in such Shelf Registration Statement. In case any action shall be brought against the Company, any Person controlling the Company or any of their officers, directors, trustees, partners, employees,




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representatives or agents based on the Shelf Registration Statement and in respect of which indemnity may be sought against any Holder, the Holder shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Holder shall not be required to do so, but may employ separate counsel therein and participate in defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holder), and the Company, any Person controlling the Company and any of their officers, directors, trustees, partners, employees, representatives or agents shall have the rights and duties given to the Indemnified Person, by Section 5(b) hereof.

            (d) If the indemnification provided for in this Section 5 is unavailable to, unenforceable by or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages, liabilities, reasonable expenses or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments in such proportion as is appropriate to reflect the relative fault of the Company and each such Indemnified Person in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, reasonable expenses or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and each such Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or such Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agrees that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 5(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (e) Any losses, claims, damages, liabilities, reasonable expenses or judgments for which an indemnified party is entitled to indemnification or contribution under this Section 5, shall be paid by the indemnifying party to the indemnified party as incurred, subject to the right of the indemnifying party, acting in good faith, to withhold such payments pending judicial determination of any claim by it that the indemnified party is not entitled to such indemnification or contribution under this Section 5.

            (f) Notwithstanding the provisions of this Section 5, no Indemnified Person shall be required to pay or contribute an aggregate amount under this Section 5 in excess of the amount by which the net profits received by it in connection with the sale of the Common Stock pursuant to this Agreement exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

            (g) The agreements contained in this Section 5 shall survive the sale of the Common Stock pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Indemnified Person.

            6. REPRESENTATIONS AND WARRANTIES OF THE INITIAL HOLDERS. Each Initial Holder, severally and not jointly, represents and warrants to the Company that:

            (a) It is an Accredited Investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring the SPP Units and/or Common Stock, as the case may be; and

            (b) It is acquiring the Common Stock or the SPP Units, as the case may be, for its own account and not with a view to the distribution thereof, provided that the disposition of such Holder's property shall at all times be within such Holder's control. Each Initial Holder understands that the Common Stock or the SPP Units to be acquired by it on the Closing Date, as the case may be, have not been registered under the Securities Act or any applicable state securities or blue sky law.

            (c) The execution and delivery of this Agreement has been duly authorized by all necessary corporate, partnership or trust action, as applicable, on its part if it is not an individual; if it is not an individual, this Agreement has been executed and delivered by a duly authorized Person on its behalf; and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) federal and state securities laws with respect to indemnification for securities liabilities.

            7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Holder that:

            (a) Each of the Company and SPP (i) is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization or incorporation; (ii) have all power and authority necessary to own and operate their properties and carry on their business as now conducted and as presently proposed to be conducted; and (iii) have all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate their properties and to carry on their business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits, franchises and other governmental authorizations could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (b) The Company and SPP each is duly licensed or qualified and is in good standing as a foreign corporation or partnership, respectively, in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (c) Each of the issuance of the Common Stock and the SPP Units by the Company and SPP, respectively, the execution and delivery by the Company of the Agreement, and compliance by the Company with all of the provisions of this Agreement (i) is within the corporate powers of the Company and SPP, as the case may be, (ii) is legal and does not conflict with or result in any breach of any of the provisions of, or constitute a default under (A) any agreement, charter or other organizational instrument, bylaw or other instrument to which the Company or SPP is a party or by which they or any of their property may be bound, or (B) any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or SPP, except for any such conflict, breach or default that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (d) The execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of the Company (no action on the part of the stockholders of the Company being required in respect thereof); this Agreement has been executed and delivered by a duly authorized officer of the Company; and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) federal and state securities laws with respect to indemnification for securities liabilities.

            (e) All of the Common Stock and SPP Units issued to the Holders will be, upon issuance to each Holder entitled thereto, validly issued, fully paid, nonassessable and free of preemptive rights.

            (f) No consent, approval or authorization of, or registration, filing or the declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the issuance by the Company of the Common Stock or the issuance by SPP of the SPP Units.

            (g) All of the Exchange Act Reports have been timely filed with the SEC and complied, as of their respective dates, in all material respects with all applicable requirements of the Exchange Act. As of their respective dates, neither the statements made in this Agreement by the Company nor the Exchange Act Reports contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. All of the financial statements of the Company included in the Exchange Act Reports (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the respective dates specified in such Exchange Act Reports and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and with prior periods, except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year end adjustments).

            (h) Based to the extent relevant on the accuracy of the Initial Holders representations set forth in Sections 6(a) and 6(b) hereof, and assuming that the Initial Holders have not taken any action with respect to the Common Stock and SPP Units, as the case may be, so as to be deemed an underwriter under the Securities Act, (i) in connection with the transactions contemplated by the Purchase Agreement, neither the Company, SPP, nor anyone acting on their behalf has offered the Common Stock, the SPP Units or any similar securities for issuance or sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Holders and Sand Lake, each of which has been offered the Common Stock and the SPP Units at a private sale for investment, and (ii) neither the Company, SPP, nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance of the Common Stock or the SPP Units to the Holders to the registration requirements of Section 5 of the Securities Act.

            8. EXCHANGE ACT REPORTS. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) in a timely manner and, if at any time it is not required to file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales (with the minimum possible restrictions on volume) of the Common Stock pursuant to, Rule 144 during the Effectiveness Period.

            9. LOCK-UP. Each Initial Holder agrees not to sell, contract to sell, pledge or otherwise dispose of any of the Common Stock or SPP Units held by it for a period of 90 days from and after the Closing Date; provided, however, that this Section 9 shall not preclude those Initial Holders who own SPP Units from tendering such SPP Units for redemption or conversion into Common Stock during such 90-day period.

            10.   MISCELLANEOUS.

            (a) REMEDIES. In the event of a breach by the Company or by a Holder of any of their representations, warranties or obligations under this Agreement, each Holder or the Company, respectively, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

            (b) NO INCONSISTENT AGREEMENTS. The Company warrants that it is not currently a party to, and will not enter into, any agreement which prevents the Company from fulfilling its obligations hereunder.

            (c) NO ADVERSE ACTION AFFECTING THE COMMON STOCK. Subject to the Company's right to suspend use of the Prospectus pursuant to Section 2(d) hereof, the Company will not take any action with respect to the Common Stock or the SPP Units which would prevent the Holders from offering and selling such Common Stock pursuant to the Shelf Registration Statement.

            (d) PIGGYBACK REGISTRATIONS. From and after the date of this Agreement, the Company shall not grant to any of its security holders (including the Holders) the right to include in the Shelf Registration Statement any of its securities other than the Common Stock. The Company has previously disclosed in writing to the Initial Holders all Persons who have legally enforceable rights (and the extent of such rights) at the date of this Agreement to include Company securities for registration under the Shelf Registration Statement.

            (e) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof, may be given, at any time by mutual agreement in writing of the Company, NML (unless it no longer holds Common Stock) and the Holders of 50% of the aggregate of the shares of the Common Stock then outstanding (excluding Common Stock held by NML) and the shares of Common Stock issuable assuming conversion of all of the then outstanding SPP Units. Notwithstanding the foregoing, any Holder may enter into any written amendment, modification or supplement to this Agreement, and waive or consent in writing to departures from the provisions hereof, at any time, whether or not any other Holder is a party to such amendment, modification, supplement, waiver or consent, but any such action will be effective only as against the parties to that written document.

            (f) NOTICES. All notices and other communications provided for herein shall be made in writing by hand-delivery, air courier guaranteeing overnight delivery, registered or certified first-class mail (return receipt requested) or telecopy:

            (i)   if to the Company, to:

                  Summit Properties Inc.
                  212 South Tryon Street
                  Suite 500
                  Charlotte, NC 28281
                  Telecopy: (704) 334-4496
                  Attention: Michael Malone, General Counsel




                  with a copy to:

                  Goodwin, Procter & Hoar LLP

                  Exchange Place
                  Boston, MA 02109
                  Telecopy: (617) 523-1231
                  Attention: David W. Watson, Esq.

            (ii)  if to NML, to:

                  The Northwestern Mutual Life Insurance Company
                  720 E. Wisconsin Avenue
                  Milwaukee, WI 53202
                  Telecopy: (414) 299-7016
                  Attention: Paul E. McElwee, Esq.

            (iii) if to any other Holder, to the address of such Holder as it appears in the common stock register of the Company or the limited partnership register of SPP, as applicable, with a copy to:

                  Trammell Crow Residential
                  541 South Orlando Avenue, Suite 210
                  Maitland, Florida 32751
                  Telecopy: (407) 645-3808
                  Attention: Douglas A. Hoeksema

                  and

                  Jones, Day, Reavis & Pogue
                  2001 Ross Avenue, Suite 2300
                  Dallas, Texas 75201
                  Telecopy (214) 969-5100
                  Attention: Michael K. Ording

            Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given, when delivered by hand, if personally delivered; one Business Day after being timely delivered to an air courier guaranteeing overnight delivery; three Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

            (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto, including, without limitation, subsequent Holders of the Common Stock and SPP Units. If any transferee (which at the time of the transfer is a Holder or becomes a Holder by the terms of this Agreement as a result of the transfer) of any Holder shall acquire the Common Stock or SPP Units, in any manner, whether by operation of law or otherwise, such Common Stock or SPP Units, as the case may be, shall be held subject to all the terms of this Agreement and by taking and holding such Common Stock or SPP Units, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. For sake of clarity, any transferee of any Holder that is not at the time of transfer a Holder or does not become a Holder by the terms of this Agreement as a result of such transfer shall not be bound by this Agreement and shall not be entitled to receive any of the benefits hereof. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder, other than by operation of law pursuant to a merger or consolidation to which the Company is a party.

            (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

            (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            (j) SEVERABILITY. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provision, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

            (k) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

            (l) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys fees in addition to any other available remedy.

            (m) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Common Stock. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

            (n) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder, any Person deemed to be an underwriter as described in Section 5(a) hereof, any Person controlling any of the foregoing within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act, or any director, trustee, officer, partner, employee, representative or agent of any such Persons, and shall survive delivery of the Common Stock and the SPP Units pursuant to the Purchase Agreement and any subsequent disposition of the Common Stock or SPP Units by the Holders.

            (o)   HEIRS AND DEVISEES. Each of the Initial Holders (other than
NML) covenants and agrees that SPP Units and Common Stock will not be transferred as a result of such Initial Holder's death to a heir or devisee who is not an Accredited Investor unless (i) if such transfer involves SPP Units, it is in compliance with the SPP Partnership Agreement, and (ii) at the time of any such transfer to a heir or devisee, and after giving effect to such transfer, there are no more than 35 such non-Accredited Investor heir or devisee transferees in aggregate of all such Initial Holders. In addition, as a condition for tendering for redemption any SPP Unit for Common Stock, any such heir or devisee that is not an Accredited Investor must either have alone, or with his or her retention of one or more purchaser representatives, such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of acquiring the Common Stock.











                           [Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                    SUMMIT PROPERTIES INC.


                                    By: /s/ Michael G. Malone
                                        ---------------------------------------
                                        Name: Michael G. Malone
                                        Title: Senior Vice President

                                    THE NORTHWESTERN MUTUAL LIFE
                                    INSURANCE COMPANY


                                    By: /s/ Carson D. Keyes
                                        ---------------------------------------
                                        Name: Carson D. Keyes
                                        Title: Vice President



                                    /s/ J. Ronald Terwilliger
                                    -------------------------------------------
                                    J. Ronald Terwilliger



                                    J. RONALD TERWILLIGER GRANTOR TRUST


                                    By: /s/ J. Ronald Terwilliger
                                        ---------------------------------------
                                        Name: J. Ronald Terwilliger
                                        Title: Trustee


                                    CROW RESIDENTIAL REALTY
                                    INVESTORS, L.P.

                                    By: Crow Family, Inc., a
                                        Texas corporation, its
                                        general partner


                                    By: /s/ Timothy J. Hogan
                                        ---------------------------------------
                                        Timothy J. Hogan
                                        Vice President

                                    /s/ Douglas A. Hoeksema
                                    -------------------------------------------
                                    Douglas A. Hoeksema


                                    /s/ Randy J. Pace
                                    -------------------------------------------
                                    Randy J. Pace


                                    /s/ Clifford A. Breining
                                    -------------------------------------------
                                    Clifford A. Breining


                                    TCF RESIDENTIAL PARTNERSHIP, LTD.

                                    By: Mill Spring Holdings, Inc.,
                                        a Texas corporation, its
                                        general partner

                                    By: /s/ Timothy J. Hogan
                                        ---------------------------------------
                                        Timothy J. Hogan
                                        Vice President



                                    /s/ Trammell S. Crow
                                    -------------------------------------------
                                    Trammell S. Crow